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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2005


                       PROTEIN POLYMER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                       0-19724                33-0311631
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(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)


10655 Sorrento Valley Road, San Diego, California             92121
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    (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code:  (858) 558-6064
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                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related
           Audit Report or Completed Interim Review.


        On March 30, 2005, Protein Polymer Technologies, Inc. issued a press release announcing that as a result of a recommendation by the Company's independent auditors, the Company will be restating its financial statements included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 in connection with the accounting treatment of certain transactions related to the issuance of convertible preferred stock and warrants during 2003 to include additional non-cash imputed dividend expense totaling $1,211,333 in the restated financial statements for 2003.

        As a result of the restatement, the Company's balance sheet at December 31, 2003 will reflect an increase in deficit accumulated during development stage of $1,211,333 and an increase in additional paid in capital of $1,211,333. As a result of the restatement, the Company's income statement for the year ended December 31, 2003 will reflect an increase in undeclared and/or paid dividend on preferred stock of $1,211,333, and an increase in net loss applicable to common shareholders of $1,211,333 and an increase in net loss per common share - basic and diluted - of $0.04.

        A copy of the press release is filed as Exhibit 99.1 to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

        (c)    Exhibits.

               99.1          Press Release of Protein Polymer Technologies, Inc.
                             dated March 30, 2005




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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PROTEIN POLYMER TECHNOLOGIES, INC.,
                               a Delaware corporation


Date: March 30, 2005           By: /s/ J. Thomas Parmeter
                                   ---------------------------------------------
                                   J. Thomas Parmeter
                                   Chairman of the Board and
                                   Chief Executive Officer





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                                  EXHIBIT INDEX

Exhibit No.           Description
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99.1                  Press Release of Protein Polymer Technologies, Inc. dated
                      March 30, 2005